                                                                   EXHIBIT 10.4

            TRANSFER RESTRICTION AND EXPENSE REIMBURSEMENT AGREEMENT


         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, American Plumbing & Mechanical, Inc., a Delaware corporation (the "Company") and the undersigned, being stockholders of the Company (the "Undersigned") hereby agree as follows:

1.       TRANSFER RESTRICTIONS

         1.1 TRANSFER RESTRICTIONS. For a period of two years from the date of issuance or, in the event that the Company completes a firm commitment underwritten initial public offering of shares of stock of the Company managed by one or more nationally recognized national investment banking firms (an "IPO"), for a period through the second anniversary of the date of the closing of such IPO (the "Restricted Period"), the Undersigned shall not (i) sell, assign, exchange, transfer, pledge, or otherwise dispose of any shares of restricted common stock or common stock of the Company (the "Stock") currently owned or held by the Undersigned or any securities convertible into, exchangeable or exercisable for any shares of Stock, (ii) grant any option to purchase, or otherwise enter into any contract to sell, assign, transfer, pledge or otherwise dispose of, any shares of Stock currently owned or held by the Undersigned, or (iii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any currently owned or held Stock, whether any such swap or transaction is to be settled by delivery of shares of Stock or other securities, by the delivery or payment of cash or otherwise, except, in the case of clauses (i), (ii) or (iii) above, (A) as otherwise agreed by the Company, (B) for the sale of shares of Stock, and entering into agreements relating to the sale of shares of Stock, pursuant to Section 3 hereof, (C) for transfers to (I) immediate family members of the Undersigned or to equity owners or members of the Undersigned who agree with the Company in writing to be bound by the restrictions set forth in this Section 1.1, (II) trusts, limited partnerships or other estate planning entities for the benefit of the Undersigned or family members of the Undersigned which have agreed with the Company in writing, through action taken by the trustees, partners or other persons having authority to bind the trust, limited partnership or other estate planning entity, to be bound by the restrictions set forth in this Section 1.1,
(III) any charitable organization that qualifies for receipt of charitable contributions under Section 170(c) of the Code which agrees with the Company in writing to be bound by the restrictions set forth in this Section 1.1, (D) the sale by the Undersigned in an IPO of shares of Stock, provided that if the Company is advised in writing in good faith by any managing underwriter of an underwritten offering of the securities being offered pursuant to any registration statement under Section 3.1 that the number of shares to be sold by persons other than the Company is greater than the number of such shares which can be offered without adversely affecting the success of the offering, the Company may reduce pro rata (among the Undersigned and all other selling security holders in the offering) the number of shares offered for the accounts of such persons (based upon the number of shares held by such person) to a number deemed satisfactory by such managing underwriter. During the Restricted Period, the certificates evidencing the Stock owned or held by the Undersigned will bear a legend substantially in the form set forth below:

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF WITHOUT THE WRITTEN CONSENT OF THE COMPANY, AND THE COMPANY SHALL NOT BE REQUIRED TO GIVE EFFECT TO ANY ATTEMPTED SALE, ASSIGNMENT, EXCHANGE, TRANSFER, PLEDGE OR OTHER DISPOSITION PRIOR TO EXPIRATION OF TWO YEARS. SUCH RESTRICTIONS ON TRANSFER ARE SET FORTH IN A TRANSFER RESTRICTION AGREEMENT, A COPY OF WHICH IS MAINTAINED AT THE PRINCIPAL OFFICES OF THE COMPANY. UPON THE WRITTEN REQUEST OF THE HOLDER OF THIS CERTIFICATE, THE COMPANY AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) AFTER THE DATE SPECIFIED ABOVE.

2.       FEDERAL SECURITIES ACT REPRESENTATIONS

         2.1 COMPLIANCE WITH LAW. The Undersigned acknowledges that the shares of Stock have not been and will not be registered under the Securities Act of 1933, as amended (the "1933 Act") (except as provided in Section 3 hereof) and therefore may not be sold, assigned, exchanged, transferred, pledged or otherwise disposed of without compliance with the 1933 Act which, among other matters, would require registration under the 1933 Act unless exemption from the registration requirements is available for such transaction. The Stock was being acquired solely for the Undersigned's own account, for investment purposes only, and with no present intention of selling, assigning, exchanging, transferring, pledging, or otherwise disposing of it. The Undersigned covenants, warrants and represents that neither the shares of Stock issued to the Undersigned was offered, sold, assigned, exchanged, pledged, transferred or otherwise disposed of except after full compliance with all of the applicable provisions of the 1933 Act and the rules and regulations of the SEC. All certificates representing the Stock shall bear the following legend in addition to the legend required under Section 1 of this Agreement:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY ONLY BE SOLD OR OTHERWISE TRANSFERRED IF THE HOLDER HEREOF COMPLIES WITH THE ACT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

3.       REGISTRATION RIGHTS

         3.1 PIGGYBACK REGISTRATION RIGHTS. At any time following the date hereof, whenever the Company proposes to register any Stock for its own or other's account under the 1933 Act for a public offering, other than (i) any shelf or other registration of shares to be used as consideration for acquisitions of additional businesses by the Company and (ii) registrations relating to employee benefit plans, the Company shall give the Undersigned prompt written notice of its intent to do so. Upon the written request of the Undersigned given within 15 calendar days after receipt of such notice, notwithstanding the provisions of Section 1 (except as specified below with respect to an IPO), the Company shall cause to be included in such registration all of the Stock held or owned by


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


the Undersigned (including any stock issued as or issuable upon the conversion or exchange of any convertible security, warrant, right or other security which is issued by the Company as a stock split, dividend or other distribution with respect to, or in exchange for, or in replacement of such Stock) which the Undersigned requests, other than shares of Stock which may then be immediately sold under Rule 144(k) (or any similar or successor provision) promulgated under the 1933 Act, and other than shares of Stock that have been theretofore sold by the Undersigned in accordance with the 1933 Act. In addition, if the Company is advised in writing in good faith by any managing underwriter of an underwritten offering of the securities being offered pursuant to any registration statement under this Section 3.1 that the number of shares to be sold by persons other than the Company is greater than the number of such shares which can be offered without adversely affecting the success of the offering, the Company may reduce pro rata (among the Undersigned and all other selling security holders in the offering) the number of shares offered for the accounts of such persons (based upon the number of shares held by such person) to a number deemed satisfactory by such managing underwriter. If the Undersigned disapproves of the terms of the underwriting, the Undersigned may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Undersigned's shares of Stock so withdrawn shall also be withdrawn from registration.

         3.2 REGISTRATION PROCEDURES. Whenever the Company is required to register shares of Stock pursuant to Section 3.1, the Company will, as expeditiously as possible:

             (i) Prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to such shares and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements or term sheets thereto, the Company will furnish a representative of the Undersigned with copies of all such documents proposed to be filed) as promptly as practical;

             (ii) Notify the Undersigned of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

             (iii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days, cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act applicable to it with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

             (iv) Furnish to the Undersigned upon request such number of copies of such registration statement, each amendment and supplement thereto and the prospectus included in such registration statement (including each preliminary prospectus and any term sheet associated therewith), and such other documents as the Undersigned may reasonably request in order to facilitate the disposition of the relevant shares;

             (v) Make "generally available to its security holders" (within the meaning of Rule 158) an earnings statement satisfying the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder no later than 90 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the registration statement;

             (vi) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

             (vii) If requested by the managing underwriter or underwriters, if any, or any participating stockholder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or any participating stockholder, as the case may be, reasonably requests to be included therein, including, without limitation, information with respect to the number of shares of Stock being sold by participating stockholders to any underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the shares of Stock to be sold in such offering, and promptly make all required filings of such prospectus by supplement or post-effective amendment;

             (viii) Make available for inspection by participating stockholders, any underwriter participating in any disposition pursuant to such registration statement, and the counsel retained by the participating stockholders, counsel for the underwriters and any accountant or other agent retained by participating stockholders or any such underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such registration statement; provided, that records which the Company determines, in good faith, to be confidential and which the Company notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after delivery of sufficient notice to the Company to enable the Company to contest such subpoena or order;

             (ix) Take all other steps reasonably necessary to effect the registration of the shares of Stock contemplated hereby;

             (x) Use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Undersigned, and to keep such registration or qualification effective during the period such registration statement is required to be kept effective, provided that the Company shall not be required to become subject to taxation, to qualify generally to do business or to file a general consent to service of process in any such states or jurisdictions;

             (xi) Cause all such shares of Stock to be listed or included not later than the date of the first sale of shares of Stock under such registration statement on any securities exchanges or trading systems on which similar securities issued by the Company are then listed or included; and

             (xii) Notify the Undersigned at any time when a prospectus relating thereto is required to be delivered under the 1933 Act within the period that the Company is required to keep the registration statement effective of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect), together with any associated term sheet, contains an untrue statement of a material fact or omits to state any fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, and, at the request of the Undersigned, the Company promptly will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the covered shares, such prospectus will not contain an untrue statement of material fact or omit to state any fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading.

         All expenses incurred in connection with the registration under this
Article 3 and compliance with securities and blue sky laws (including all registration, filing, listing, escrow agent, qualification, legal, printer and accounting fees, but excluding underwriting commissions and discounts), shall be borne by the Company.

         3.3      INDEMNIFICATION.

                  (a) In connection with any registration under Section 3.1, the Company shall indemnify, to the extent permitted by law, the Undersigned (an "Indemnified Party") against all losses, claims, damages, liabilities and expenses arising out of or resulting from any untrue or alleged untrue statement of material fact contained or incorporated by reference in any registration statement, prospectus or preliminary prospectus or associated term sheet or any omission or alleged omission to state or incorporated by reference therein a material fact required to be stated or incorporated by reference therein or necessary to make the statements therein not misleading except insofar as the same are caused by or contained in or omitted from any information furnished in writing to the Company by such Indemnified Party expressly for use therein or by any Indemnified Parties' failure to deliver a copy of the registration statement or prospectus or any amendment or supplements thereto after the Company has furnished such Indemnified Party with a sufficient number of copies of the same.

                  (b) In connection with any registration under Section 3.1, the Undersigned shall furnish to the Company in writing such information concerning the Undersigned and his or her proposed offering of shares as is reasonably requested by the Company for use in any such registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission to state therein a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement or omission or alleged omission is contained in or omitted from information so furnished in writing to the Company by the Undersigned expressly for use in the registration statement. Notwithstanding the foregoing, the liability of the Undersigned under this Section 3.3 shall be limited to an amount equal to the net proceeds actually received by the Undersigned from the sale of the relevant shares covered by the registration statement.

                  (c) Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified parties' reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Any failure to give prompt notice shall deprive a party of its right to indemnification hereunder only to the extent that such failure shall have adversely affected the indemnifying party. If the defense of any claim is assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent shall not be unreasonably withheld). An indemnifying party that is not entitled or elects not, to assume the defense of a claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         3.4 UNDERWRITING AGREEMENT. In connection with each registration pursuant to Section 3.1 covering an underwritten registered offering, (i) the Undersigned shall execute and deliver to the Company a written power of attorney instrument that (A) appoints an officer of the Company as the Undersigned's attorney-in-fact for purposes of executing and delivering an underwriting agreement among the Company, the underwriters named therein and the Undersigned specifying the terms and conditions applicable to the sale of Stock of the Undersigned in such offering and (B) otherwise is in such form and containing such provisions as are customary in the securities business for such an arrangement in connection with an underwritten registered offering in which one or more stockholders of the issuer are participants, including a provision that authorizes the attorney-in-fact appointed by the Undersigned to execute and deliver such an underwriting agreement in the event that the net price per share to be received by the Undersigned from the sale of the shares of Stock to be sold in such offering is not less than a price specified in such instrument and (iii) the Company and the Undersigned agree to enter into a written agreement with the managing underwriters in such form and containing such provisions as are customary in the securities business for such an arrangement between such managing underwriters and companies of the Company's size and investment stature, including indemnification; provided, however, that
(A) the Undersigned shall be exempt and excluded from any indemnification of the managing underwriters other than with respect to information provided by the Undersigned with respect to the Undersigned to the Company or the managing underwriters specifically for inclusion in any such registration statement and
(B) the Undersigned shall not be obligated to enter into such an underwriting agreement in the event that the net price per share to be received by the Undersigned from the sale of shares of Stock to be sold in such offering is less than the floor price specified in the power of attorney instrument executed and delivered to the Company pursuant to clause (i) above.

         3.5 TRANSFER OF RIGHTS. The right to cause the Company to register shares of Stock under this Agreement may be assigned to a transferee or assignee of the Undersigned to the extent that such transferee or assignee is a member of the immediate family of the Undersigned, a trust, limited partnership or other estate planning entity for the benefit of any such persons or a charitable organization that qualifies for receipt of charitable contributions under Section 170(c) of the Code.

         3.6 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of stock to the public without registration, following an IPO the Company agrees to use its reasonable efforts, from and after the completion of an IPO, to:

             (i) make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the 1933 Act beginning 90 days following the effective date of a registration statement relating to an IPO;

             (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act at any time after it has become subject to such reporting requirements; and

             (iii) so long as the Undersigned owns any restricted Stock, furnish to the Undersigned forthwith upon written request a written statement by the Company as to its compliance with the current public information requirements of Rule 144 (at any time from and after 90 days following the effective date of a registration statement relating to an IPO), and of the 1933 Act and the 1934 Act (any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Undersigned may reasonably request in availing itself of any rule or regulation of the SEC allowing the Undersigned to sell any such shares without registration.

4.       GENERAL

         4.1 SUCCESSORS AND ASSIGNS. This Agreement and the rights of the parties hereunder may not be assigned (except by operation of law) and shall be binding upon and shall inure to the benefit of the parties hereto, the successors of the Company, and the heirs and legal representatives of the Undersigned.

         4.2 NOTICES. All notices or communication required or permitted hereunder shall be in writing and may be given by depositing the same in United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person to an officer or agent of such party.

         (a)      If to the Company addressed to it at:

                  American Plumbing & Mechanical, Inc.
                  1502 Augusta, Suite 425
                  Houston, Texas 77057
                  Attention: Chief Financial Officer

         (b)      If to the Undersigned, addressed to it at:

                  Sterling City Capital, LLC
                  1502 Augusta, Suite 425
                  Houston, Texas 77057

or to such other address or counsel as any party hereto shall specify pursuant to this section from time to time.

         4.3 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, excluding any conflicts of law, rule or principle that might refer same to the laws of another jurisdiction.

         4.4 REFORMATION AND SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby. No provision of this Agreement shall be interpreted or construed against any party solely because that party or its legal representative drafted such provision.

5.       EXPENSE REIMBURSEMENT.

         As contemplated by Section 19.6 of the Acquisition Agreements dated February 11, 1999 by and among the Company, the Founding Companies and the Stockholders of the Founding Companies identified therein, (collectively, the "Acquisition Agreements"), the Company hereby agrees to pay the reasonable fees, expenses and disbursements of the Company and its agents, representatives, accountants and counsel incurred in connection with the subject matter of the Acquisition Agreements and any amendments thereto, including all costs and expenses incurred in the performance and compliance with all conditions to be performed by the Company under the Acquisition Agreements, including the fees and expenses of Arthur Andersen LLP, Andrews & Kurth L.L.P., and any other person or entity retained by the Company, and the costs of preparing the Private Placement Memorandum incurred in connection with the subject matter of the Acquisition Agreements and any amendments thereto. In addition, the Company hereby agrees to pay the reasonable fees and expenses of Bracewell & Patterson LLP incurred on behalf of the Founding Companies and the Stockholders in connection with the subject matter of the Acquisition Agreements. The Company hereby agrees to reimburse Sterling City Capital, LLC (or any person or entity which is an Affiliate thereof) for any of the foregoing fees, expenses and disbursements paid by Sterling City Capital, LLC (or any person or entity which is an Affiliate thereof) and shall repay Sterling City Capital, LLC (or any person or entity which is an Affiliate thereof) for any loans or advances made by Sterling City Capital, LLC (or any person or entity which is an Affiliate thereof) for the purpose of providing the Company funds to pay any such fees, expenses and disbursements, provided that such reimbursement and loan repayment obligation shall be limited to the foregoing fees, expenses, and disbursements which are out-of-pocket expenses of the Company, Sterling City Capital, LLC or any person or entity which is an Affiliate thereof. Sterling City Capital, LLC shall be reimbursed by the Company in the form of AmPaM Notes as described in the Acquisition Agreements. The Company retains the right, within a reasonable period following the Closing Date, to conduct an audit of the expenses for which Sterling City Capital, LLC is reimbursed. If and to the extent such audit reflects that an adjustment should be made to the principal amount of the AmPaM Note issued to Sterling City LLC, the Company and Sterling City Capital, LLC shall use their best efforts to negotiate the amount of any such adjustment.

         The parties hereto have entered into and executed this Agreement as of April 1, 1999.


AMERICAN PLUMBING & MECHANICAL, INC.        STERLING CITY CAPITAL, LLC


By:  /s/ David Baggett                      By:  /s/ C. Byron Snyder
   ---------------------------------           --------------------------------
   David Baggett                               C. Byron Snyder
   Chief Financial Officer                     President


CONSOLIDATION FINANCIAL
    CONSULTANTS, LLC


By:  /s/ T.A. Reppert and T.A. Reppert, personally
   -------------------------------------------------
   Todd Reppert
   President

POLLOCK FAMILY PARTNERSHIP, LTD.

By:  /s/ Jon Pollock
   ---------------------------------
   Jon Pollock - General Partner


     /s/ Doug Toole
   ---------------------------------
   Doug Toole


     /s/ C. Mark Cummings
   ---------------------------------
   C. Mark Cummings


     /s/ Susan Cannon
   ---------------------------------
   Susan Cannon


     /s/ D. Merril Cummings
   ---------------------------------
   D. Merril Cummings


     /s/ Jim P. Wise
   ---------------------------------
   Jim Wise

     /s/ Mel Payne
   ---------------------------------
   Mel Payne


     /s/ John Wombwell
   ---------------------------------
   John Wombwell


     /s/ Tom Popp
   ---------------------------------
   Tom Popp


     /s/ Larry O'Connell
   ---------------------------------
   Larry O'Connell


     /s/ Jim Thurman
   ---------------------------------
   Jim Thurman


     /s/ Ben Mueller
   ---------------------------------
   Ben Mueller


     /s/ Jerry M. Mills
   ---------------------------------
   Jerry Mills


     /s/ Gary O'Sullivan
   ---------------------------------
   Gary O'Sullivan


     /s/ Charles P. Bagby
   ---------------------------------
   Charles Bagby


     /s/ Tom Daniel
   ---------------------------------
   Tom Daniel


     /s/ Richard Muth
   ---------------------------------
   Richard Muth

     /s/ Paul Muth
   ---------------------------------
   Paul Muth


     /s/ Jeremy O. Brown
   ---------------------------------
   Jeremy Brown


     /s/ Gregg Snyder
   ---------------------------------
   Gregg Snyder


     /s/ Worth Snyder
   ---------------------------------
   Worth Snyder


     /s/ Natalie Snyder
   ---------------------------------
   Natalie Snyder


     /s/ Meredith Snyder
   ---------------------------------
   Meredith Snyder


     /s/ Lane Dilg
   ---------------------------------
   Lane Dilg


     /s/ Mary Dilg
   ---------------------------------
   Mary Dilg


     /s/ Robert Christianson
   ---------------------------------
   Robert Christianson


     /s/ David Baggett
   ---------------------------------
   David Baggett


     /s/ Robert Richey
   ---------------------------------
   Robert Richey

     /s/ Guy Hoffman
   ---------------------------------
   Guy Hoffman


       /s/ Paul Leleux
   ---------------------------------
   Paul Leleux


       /s/ Steve Smith
   ---------------------------------
   Steve Smith


       /s/ Aimee B. Shaw
   ---------------------------------
   Aimee Shaw


      /s/ Michael James
   ---------------------------------
   Michael James


     /s/ Bob Weik
   ---------------------------------
   Bob Weik


ERICA JANE HOFFMAN 1999 TRUST


By:  /s/ Molly Vining                       By: /s/ Peter Bauer
   ----------------------------------          --------------------------------
   Molly Vining, Trustee                       Peter Bauer, Trustee



CLAIRE ELAINE HOFFMAN 1999 TRUST


By: /s/ Molly Vining                        By: /s/ Peter Bauer
   ----------------------------------          --------------------------------
   Molly Vining, Trustee                       Peter Bauer, Trustee